UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2015

SPIRE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-12742	04-2457335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Patriots Park, Bedford, Massachusetts	01730-2396
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 275-6000

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 22, 2015, Spire Corporation (the “Company”) announced a small reduction in force and, due to insufficient financial support, the suspension of all non-essential operations until further notice. Certain employees will continue to work to maintain day-to-day activities. As previously announced, the Company has engaged an investment banking firm for the purpose of assessing strategic alternatives for the Company, including, but not limited to, a potential sale of the Company or certain of its assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE CORPORATION

October 28, 2015	By:	/s/ Rodger W. LaFavre
Rodger W. LaFavre
Chief Executive Officer and President